ADDITIONAL EXHIBIT                                                  EXHIBIT 99.1

      Certification By Chief Executive Officer And Chief Financial Officer

The undersigned certifies pursuant to 18 U.S.C. Section 1350, that:

(1) The accompanying report on Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: May 6, 2003


By /s/ J. WILLIAM JOHNSON
--------------------------------------------------------
J. WILLIAM JOHNSON, CHAIRMAN AND CHIEF EXECUTIVE OFFICER
(principal executive officer)


By /s/ MARK D. CURTIS
--------------------------------------------------------
MARK D. CURTIS
SENIOR VICE PRESIDENT AND TREASURER
(principal financial and accounting officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to The First of Long Island Corporation and will be retained by The First of Long Island Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


                                       22